AMENDMENT NO. 1 TO
                         AGREEMENT FOR PURCHASE AND SALE

     This Amendment No. 1 to Agreement for Purchase and Sale ("Agreement") is made as of the last date written below by and between ACI FINANCING, L.L.C., a Missouri limited liability company ("Seller"), and DBSI HOUSING, INC., an Idaho corporation, its nominee or assigns ("Purchaser") (sometimes collectively referred to herein as the "Parties").

     WHEREAS, the Parties executed the Agreement and now wish to amend and clarify certain provisions thereof;

     NOW, THEREFORE, the Agreement is amended as follows:

1.   Effective Date. Section 1.5 is amended to read as follows:

     "Effective Date" means April 30, 2004.

2. Earnest Money Deposit. The Parties acknowledge the deposit with Escrow Holder by Seller of the Earnest Money in the amount of $50,000.

3. Due Diligence Period. The Due Diligence Period set forth in Section 5.1 shall terminate on June 29, 2004, unless extended.

4.   Survey. Section 6.1(c) is amended to read as follows:

     6.1(c) On or before the expiration of the Due Diligence Period, Purchaser's approval of a current ALTA survey of the Property to be obtained and paid for by Purchaser, prepared by a surveyor licensed in the state in which the Property is located, in form and content (including certification)satisfactory to Purchaser. The legal description on the survey shall be the description used in the deed conveying the Property to Purchaser and in the title insurance policy.

5. Effect. Except as hereby amended, the Agreement shall remain in full force and effect.




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       IN WITNESS WHEREOF, this Amendment No. 1 to the Agreement has been executed as of the last date written below.

PURCHASER:                                                SELLER:

DBSI HOUSING, INC.                                        ACI FINANCING, L.L.C.
An Idaho Corporation

By:    /s/ Douglas L. Swenson                         By:  /s/ Danley K. Sheldon
       ----------------------                              ---------------------

Name:  Douglas L. Swenson                             Name: Danley K. Sheldon
       ------------------                                   -----------------

Its:   President                                      Its:  President
       ---------                                            ---------

Date:  5/24/04                                        Date: 5/19/04
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